SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      March 8, 2004 (March 8, 2004)

                              FEDDERS CORPORATION
            (Exact name of registrant as specified in its charter)

            Delaware                      1-8831                 22-2572390
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
         incorporation)                                      Identification No.)


                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
         (Address of principal executive offices, including zip code)
                                (908) 604-8686
              Registrant's telephone number, including area code

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Item 5.  Other Events

         On March 8, 2004, Fedders Corporation issued a press release, announcing the completion of its wholly owned subsidiary Fedders North America, Inc.'s refinancing. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K. The indenture entered into in connection with the refinancing is attached as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits

         Exhibit 99.1:   Fedders Corporation Press Release, dated March 8, 2004.

         Exhibit 99.2: Indenture dated March 8, 2004, among Fedders North America, Inc. and the Guarantors named therein and U.S. Bank National Association, as Trustee.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FEDDERS CORPORATION

Date:  March 8, 2004

                                 By:   /s/ Kent E. Hansen
                                     ----------------------------------------
                                 Name:  Kent E. Hansen
                                 Title: Executive Vice President and Secretary